                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


          We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 3, 2000, relating to the combined financial statements of the Dresser-Rand Compression Services Rental and Packaging Division, a division of Dresser-Rand Company, which appears in the Current Report on Form 8-K/A of Hanover Compressor Company dated November 13, 2000.


                                         /s/ PricewaterhouseCoopers LLP


Tulsa, Oklahoma
February 21, 2001